UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2023

Tenaya Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40656	81-3789973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Boulevard, Suite 500

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 825-6990

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	TNYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2023, the Tenaya Therapeutics, Inc. (the “Company”) board of directors amended the Company’s Executive Change in Control and Severance Plan (the “Executive Severance Plan”), pursuant to which the Company’s named executive officers and certain other key employees are eligible to receive severance benefits, approved an amended and restated participation agreement for use under the Executive Severance Plan with respect to current participants in the Executive Severance Plan, and approved a new form of participation agreement for use with respect to future participants in the Executive Severance Plan. The material terms of the Executive Severance Plan and participation agreements thereunder remain unchanged and are as previously described in the Company’s Proxy Statement filed on April 27, 2023, except that the severance benefits were modified to provide for the benefits described below.

In the event of a “qualifying termination” of the employment of a named executive officer, which generally includes a termination of employment by the Company for a reason other than “cause” or the named executive officer’s death or “disability” (as such terms are defined in the Company's Executive Severance Plan), but in the case of Faraz Ali, the Company’s Chief Executive Officer, includes a termination of employment by him for “good reason” or by the Company for a reason other than “cause” or his death or disability, in all cases, that occurs outside the change in control period (as described below), then the named executive officer will be entitled to the following payments and benefits:

•
a lump sum payment equal to 9 months of the named executive officer’s annual base salary as in effect immediately prior to his or her qualifying termination of employment, or 12 months in the case of Mr. Ali; and

•
continued health coverage under COBRA or a lump sum payment equal to the premium cost of continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, for a period of 9 months, or 12 months in the case of Mr. Ali.

In the event of a termination of employment by the named executive officer for “good reason” or by the Company for a reason other than “cause” or the named executive officer’s death or disability, in each case, within a period beginning three months prior to and ending twelve months following a “change in control” (as defined in the Company's Executive Severance Plan) (such period, in either case, the “change in control period”), then the named executive officer will be entitled to the following payments and benefits:

•
a lump sum payment equal to 12 months of the named executive officer’s annual base salary as in effect immediately prior to his or her qualifying termination of employment, or 18 months in the case of Mr. Ali, and 100% of the named executive officer’s target annual bonus for the year in which the qualifying termination occurs, or 150% in the case of Mr. Ali;

•
continued health coverage under COBRA or a lump sum payment equal to the cost of continued health coverage under COBRA for a period of 12 months, or 18 months in the case of Mr. Ali; and

•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s).

The foregoing description is qualified in its entirety by reference to the amended Executive Change in Control and Severance Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2023, immediately following the vote on proposal 3 at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Tenaya Therapeutics, Inc. (the “Company”), the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to reflect recently adopted Delaware law provisions regarding officer exculpation, which amendment was effective upon filing. Specifically, the Certificate of Amendment amended Section 1 of Article IX in its entirety to read as follows:

“ARTICLE IX

Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”

The Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number.

Proposal 1: Election of Class II Directors

Name of Director Nominee	For	Withheld	Broker Non-Votes
Amy Burroughs, M.B.A.	56,813,999	120,571	3,354,787
Jin-Long Chen, Ph.D.	54,315,499	2,619,071	3,354,787
Catherine Stehman-Breen, M.D.	56,678,838	255,732	3,354,787

Each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
60,277,871	11,275	211	0

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3: Approval of Amendment to Amended and Restated Certificate of Incorporation to Reflect Recently Adopted Delaware Law Provisions Regarding Officer Exculpation

For	Against	Abstain	Broker Non-Votes
55,753,278	1,173,172	8,120	3,354,787

The stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect recently adopted Delaware law provisions regarding officer exculpation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Tenaya Therapeutics, Inc.
10.1	Executive Change in Control and Severance Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENAYA THERAPEUTICS, INC.
	By:	/s/ Leone D. Patterson, M.B.A.
Leone D. Patterson, M.B.A.
Chief Financial and Business Officer

Date: June 12, 2023